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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           DELTA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                        11-3336165
DELAWARE                                (I.R.S. Employer
(State of Incorporation)                Identification No.)


1000 WOODBURY ROAD, SUITE
200
WOODBURY,  NEW YORK
(Address of Principal Executive          11797
Executive Offices)                      (Zip Code)



        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:


Title of each class                     Name of each exchange on which
to be so registered                     each class is to be registered


Common Stock, $0.01 par value           American Stock Exchange


If this Form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [x]

If this Form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. []

SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:
                                 Not Applicable

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:
                                 Not Applicable



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
ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

   The description of the Common Stock of Delta Financial Corporation (the "Company") to be registered hereunder is set forth under the caption "Description of Capital Stock" in the Prospectus included within the Registration Statement of the Company on Form S-1 filed on September 3, 1996 with the Securities and Exchange Commission (Registration No. 333-11289) (the "Registration Statement on Form S-1"), which description is incorporated herein by reference.


ITEM 2. EXHIBITS

EXH.
 NO.   FILED   DESCRIPTION
 ---   ----    ----------
 3.1   (a) --  Certificate of Incorporation of Delta Financial Corporation
 3.2   (b) --  Second Amended Bylaws of Delta Financial Corporation
 3.3   (c) --  Certificate  of  Designations,   Voting Powers,  Preferences  and
               Rights of Series A Preferred Stock of Delta Financial Corporation
---------------
(a) Incorporated by reference from our Registration Statement on Form S-1 (No. 333-11289), filed with the Commission on October 9, 1996.
(b) Incorporated by reference from our Annual Report on Form 10-K for the year ended December 31, 1998 (File No. 1-12109), filed with the Commission on March 31, 1999.
(c) Incorporated by reference from our Annual Report on Form 10-K for the year ended December 31, 2001 (File No. 1-12109), filed with the Commission on April 1, 2002.

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: May 8, 2003

                                    Delta Financial Corporation

                                    By: /S/ MARC E. MILLER
                                        -------------------
                                        Marc E. Miller
                                        Senior Vice President

                                  EXHIBIT INDEX

EXH.
 NO.   FILED   DESCRIPTION
 ---   ----    ----------
 3.1   (a) --  Certificate of Incorporation of Delta Financial Corporation
 3.2   (b) --  Second Amended Bylaws of Delta Financial Corporation
 3.3   (c) --  Certificate  of  Designations,  Voting Powers,  Preferences   and
               Rights of Series A Preferred Stock of Delta Financial Corporation
---------------
(a) Incorporated by reference from our Registration Statement on Form S-1 (No. 333-11289), filed with the Commission on October 9, 1996.
(b) Incorporated by reference from our Annual Report on Form 10-K for the year ended December 31, 1998 (File No. 1-12109), filed with the Commission on March 31, 1999.
(c) Incorporated by reference from our Annual Report on Form 10-K for the year ended December 31, 2001 (File No. 1-12109), filed with the Commission on April 1, 2002.
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